UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 6, 2011

IMH Financial Corporation
 __________________________________________
 (Exact name of registrant as specified in its charter)

Delaware	000-52611	81-0624254
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4900 N. Scottsdale Rd., Suite 5000 Scottsdale, Arizona		85251
(Address)		(Zip Code)

Registrant’s telephone number, including area code:	(480) 840-8400

N/A
 ______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Election of Directors.

On April 6, 2011, the board of directors of IMH Financial Corporation (the “Corporation”) appointed Steven T. Darak, 63, to fill a vacancy on the board of directors of the Corporation and to serve, effective immediately, as a member of the board of directors of the Corporation.  Mr. Darak is currently expected to be appointed to the audit committee, compensation committee and nominating and corporate governance committee.  Mr. Darak will continue to serve as the chief financial officer of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 8, 2011	IMH FINANCIAL CORPORATION

	By:	/s/ Shane Albers
Shane Albers
Chief Executive Officer